Financial Results for Fourth Quarter and Year Ended December 30, 2018 Pilgrim’s Pride Corporation (NASDAQ: PPC)

Cautionary Notes and Forward-Looking Statements  Statements contained in this presentation that share our intentions, beliefs, expectations or predictions for the future, denoted by the words “anticipate,” “believe,” “estimate,” “should,” “expect,” “project,” “plan,” “imply,” “intend,” “foresee” and similar expressions, are forward-looking statements that reflect our current views about future events and are subject to risks, uncertainties and assumptions. Such risks, uncertainties and assumptions include the following matters affecting the chicken industry generally, including fluctuations in the commodity prices of feed ingredients and chicken; actions and decisions of our creditors; our ability to obtain and maintain commercially reasonable terms with vendors and service providers; our ability to maintain contracts that are critical to our operations; our ability to retain management and other key individuals; certain of our reorganization and exit or disposal activities, including selling assets, idling facilities, reducing production and reducing workforce, resulted in reduced capacities and sales volumes and may have a disproportionate impact on our income relative to the cost savings; risk that the amounts of cash from operations together with amounts available under our exit credit facility will not be sufficient to fund our operations; management of our cash resources, particularly in light of our substantial leverage; restrictions imposed by, and as a result of, our substantial leverage; additional outbreaks of avian influenza or other diseases, either in our own flocks or elsewhere, affecting our ability to conduct our operations and/or demand for our poultry products; contamination of our products, which has previously and can in the future lead to product liability claims and product recalls; exposure to risks related to product liability, product recalls, property damage and injuries to persons, for which insurance coverage is expensive, limited and potentially inadequate; changes in laws or regulations affecting our operations or the application thereof; new immigration legislation or increased enforcement efforts in connection with existing immigration legislation that cause our costs of business to increase, cause us to change the way in which we do business or otherwise disrupt our operations; competitive factors and pricing pressures or the loss of one or more of our largest customers; currency exchange rate fluctuations, trade barriers, exchange controls, expropriation and other risks associated with foreign operations; disruptions in international markets and distribution channels; and the impact of uncertainties of litigation as well as other risks described herein and under “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”).  Actual results could differ materially from those projected in these forward-looking statements as a result of these factors, among others, many of which are beyond our control. In making these statements, we are not undertaking, and specifically decline to undertake, any obligation to address or update each or any factor in future filings or communications regarding our business or results, and we are not undertaking to address how any of these factors may have caused changes to information contained in previous filings or communications. Although we have attempted to list comprehensively these important cautionary risk factors, we must caution investors and others that other factors may in the future prove to be important and affecting our business or results of operations.  This presentation may include information that may be considered non-GAAP financial information as contemplated by SEC Regulation G, Rule 100, including EBITDA, Adjusted EBITDA, LTM EBITDA, Net Debt, Free Cash Flow, Adjusted EBITDA Margin and others. Accordingly, we have provided tables in the accompanying appendix and in our previous filings with the SEC that reconcile these measures to their corresponding GAAP-based measures and explain why these measures are useful to investors, which can be obtained from the Consolidated Statements of Income provided with our previous filings with the SEC. Our method of computation may or may not be comparable to other similarly titled measures used in filings with the SEC by other companies. See the consolidated statements of income and consolidated statements of cash flows included in our financial statements.. 2

2018 Pullet Placements Flat YTD For the Year Intended Pullet Placements 9,000 8,500 8,000 7,500 7,000 6,500 Thousand Head Thousand 6,000 5,500 5,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2017 2018 5 year avg. . Trailing 8-Month placements average ~1% above year prior to accommodate oncoming plants. Source: USDA 3

Breeders Declining as Egg Production Marginally Improved Broiler Type Hatching Layers Egg Production per 100 Layers 60,000 1,950 59,000 1,900 58,000 57,000 1,850 56,000 1,800 55,000 1,750 Eggs 54,000 1,700 ThousandHead 53,000 1,650 52,000 51,000 1,600 50,000 1,550 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2017 2018 5 year avg. 2017 2018 5 year avg. . Hatching layers are moving down towards 2017 levels as productivity has improved but still below prior breed; a larger layer flock is still required to support new industry capacity next year. Egg production slightly better than 2017 but below 5-yr avg. Source: USDA 4

Q4 Hatchery Utilization Moderating to Historical Level Hatchery Utilization 96.00% 94.00% 92.00% % 90.00% 88.00% 86.00% 84.00% Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2016 2017 2018 5 year avg. Source: Agristats 5

Egg Sets Flat Y/Y in Q4, Up 1.5% in 2018; Hatchability Remains Challenged Chicken Egg Sets Chicken Hatchability by Week - USDA by Week - USDA 240,000 83.0% 82.5% 230,000 82.0% 220,000 81.5% 81.0% 210,000% 80.5% 200,000 80.0% 79.5% ThousandsEggs of 190,000 79.0% 180,000 78.5% 170,000 78.0% 5 Year Range 2017 2018 2019 5 Yr Avg 5 Year Range 2017 2018 2019 5 Yr Avg Source: USDA 6

Chick Placements Declined in Q4, +0.9% in 2018 Chicken Broiler Placed by Week- USDA 195,000 190,000 185,000 180,000 175,000 Head Head (000) 170,000 165,000 160,000 5 Year Range 2017 2018 2019 5 Yr Avg Source: USDA 7

Bigger Bird Categories Continuing to Gain Share, Small Birds to Remain Stable Head Processed by Size 100% 15.1% 15.6% 18.3% 90% 19.7% 21.4% 20.9% 21.2% 21.7% 22.6% 80% 19.1% 19.3% 70% 19.4% 19.3% 20.9% 22.5% 23.6% 25.4% 23.6% 60% 50% 42.9% 40.7% 35.5% 35.0% 40% 32.2% 31.2% 30.4% 30.2% 30.9% 30% 20% 26.9% 26.1% 25.5% 25.3% 24.8% 10% 23.0% 24.4% 22.7% 23.0% 0% 2011 2012 2013 2014 2015 2016 2017 2018 2019 YTD <4.25 4.26-6.25 6.26-7.75 >7.75 Source: USDA 8

Cold Storage Inventories Higher Due to “Other” but Leg Quarters Moved Lower Total Chicken Inventories 1,000,000 950,000 900,000 850,000 800,000 750,000 LBS (000) LBS 700,000 650,000 600,000 550,000 500,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2017 2018 5 Year Average . “Other” category accounts for large share of Y/Y increase. . LQ inventories declined to below historical levels. . Breast meat inventories increased modestly. . Wings inventory higher vs seasonality but supportive of the build-up for “wing season”. Source: USDA 9

Average Cutout Reached Decade-Low Last Year But 2019 Started Off In-line with Seasonality Cutout Value 110.00 100.00 90.00 80.00 Cents/Lb 70.00 67.78 60.00 50.00 1/4 2/1 3/1 6/7 7/5 8/2 1/18 2/15 3/15 3/29 4/12 4/26 5/10 5/24 6/21 7/19 8/16 8/30 9/13 9/27 11/8 12/6 10/11 10/25 11/22 12/20 5 Year Range 2017 2018 2019 5 Year Avg Source: PPC, EMI 10

After a Weak 2018, Wings, Boneless Breast and Tenders Recovering in Q1 while Leg Quarters Stable USDA Boneless/Skinless Breast NE USDA Tenders NE 215.00 250.00 195.00 230.00 175.00 210.00 190.00 155.00 165.72 170.00 135.00 Cents/Lb Cents/Lb 150.00 115.00 130.00 95.00 104.46 110.00 75.00 90.00 6/4 1/5 2/4 3/6 4/5 5/5 7/4 8/3 9/2 1/5 2/4 3/6 4/5 5/5 6/4 7/4 8/3 9/2 10/2 11/1 12/1 10/2 11/1 12/1 5 Year Range 2017 2018 2019 5 Year Average 5 Year Range 2017 2018 2019 5 Year Average USDA Leg Quarters NE USDA Whole Wings NE 55.00 240.00 50.00 220.00 45.00 200.00 40.00 191.23 35.00 180.00 Cents/Lb Cents/Lb 30.00 30.56 160.00 25.00 140.00 20.00 15.00 120.00 2/4 7/4 1/5 2/4 3/6 4/5 5/5 6/4 7/4 8/3 9/2 1/5 3/6 4/5 5/5 6/4 8/3 9/2 10/2 11/1 12/1 10/2 11/1 12/1 5 Year Range 2017 2018 2019 5 Year Average 5 Year Range 2019 2017 2018 5 Year Average Source: USDA 11

2018 Small Bird Prices Tracked Close to 2017, Off to a Good Start This Year EMI WOG 2.5-4.0 LBS 120 110 100 90 89.49 Cents/Lb. 80 70 60 3/2 1/5 2/2 6/8 7/6 8/3 8/31 1/19 2/16 3/16 3/30 4/13 4/27 5/11 5/25 6/22 7/20 8/17 9/14 9/28 11/9 12/7 10/12 10/26 11/23 12/21 5 Year Range 2017 2018 2019 5 Year Average Source: EMI 12

Corn Stocks to Decrease from Record Levels Global Corn Stocks Global Corn Stocks/Use Excluding China 16.0% Excluding China (Million Metric Tons) 15.4% 14.9% 140 15.0% 127.2 14.4% 14.4% 130 14.1% 14.0% 118.3 13.7% 120 14.0% 109.4 110 103.2 102.0 13.0% 12.6% 100 94.1 92.8 89.9 93.7 90 11.9% 78.5 12.0% 11.7% 80 73.4 67.9 70 11.0% 10.6% 60 10.2% 50 10.0% 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017e 2018p 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017e 2018p . 2017 and 2018 stocks expected to decline, plenty of supply remains available. . Stocks/use projected to tighten in 2018. Source: USDA 13

Global Soybean Inventories Projected to Grow Global Soybean Stocks Global Soybean Stocks/Use (Million Metric Tons) 120 35.0% 106.7 33.0% 98.1 30.5% 100 95.8 31.0% 29.0% 29.0% 77.5 78.5 29.0% 27.6% 80 69.9 27.0% 25.7% 25.0% 25.0% 62.7 61.8 59.5 57.4 25.0% 60 52.9 53.4 23.0% 22.4% 44.0 23.0% 22.0% 20.8% 40 21.0% 19.9% 19.0% 20 17.0% 15.0% 0 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017e 2018p 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017e 2018p . Stocks are projected to set new record in ’18, at 106.7 MMT. . Limited US & China trade continues to impact soybeans, contributing to a large US soybean supply. Source: USDA 14

Fiscal Year 2018 Financial Review . U.S.: challenging Commodity markets Main Indicators ($M)** FY-18 FY-17 and stable smaller birds, MX: strong 1H and a recovery in Q4 after a weak Q3, Net Revenue 10,937.8 10,767.9 UK/Europe: continuing to improve Gross Profit 843.5 1,471.6 despite feed input increase SG&A 347.8 399.3 . Reduction in SG&A due to realized Operating Income 495.7 1,072.3 synergies despite more brand Net Interest 149.0 99.5 investments in US and MX. . Net Income 247.9 694.6 Lower EBITDA due to weak U.S. Earnings Per Share commodity but portfolio and 1.00 2.79 (EPS) geographical diversification minimized Adjusted EBITDA* 798.2 1,388.0 impact. Adjusted EBITDA 7.3% 12.9% In $M U.S. EU MX Margin* * This is a non-GAAP measurement considered by management to be Net Revenue 7,425.7 2,148.7 1,363.5 useful in understanding our results. Please see the appendix and most Adjusted Operating 308.7 91.8 119.6 recent SEC financial filings for definition of this measurement and Income* reconciliation to GAAP. ** Consolidated results include full-quarters of Moy Park, in accordance Adjusted Operating 4.2% 4.3% 8.8% to U.S. GAAP. Income Margin* Source: PPC 15

Fourth Quarter 2018 Financial Review . U.S.: weak due to commodity and weather disruptions but PF improving, Main Indicators ($M)** Q4-18 Q4-17 MX: better supply/demand balance, Net Revenue 2,656.8 2,742.4 UK/Europe: improving operations with feed cost increase compensated by Gross Profit 111.8 261.8 improvements. SG&A 88.2 106.8 . SG&A lower due to realized synergies Operating Income 23.6 155.0 despite more brand investments in U.S. Net Interest 33.8 36.7 and MX. Net Income (7.3) 134.3 . Adjusted Q4-18 EBITDA, excluding Earnings Per Share (0.03) 0.54 commodity and weather, shows benefits (EPS) of portfolio and geographical Adjusted EBITDA* 111.0 241.0 diversification. Adjusted EBITDA 4.2% 8.8% Margin* In $M U.S. EU MX * This is a non-GAAP measurement considered by management to be Net Revenue 1,821.0 514.5 321.3 useful in understanding our results. Please see the appendix and most recent SEC financial filings for definition of this measurement and Adjusted Operating 5.2 19.8 17.1 reconciliation to GAAP. Income* ** Consolidated results include full-quarter of Moy Park, in accordance to Adjusted Operating 0.3% 3.8% 5.3% U.S. GAAP. Income Margin* Source: PPC 16

Fiscal Year 2018 Capital Spending CapexCapex (US$M)(US$M) . Strong Free Cash Flow generation has enabled us to direct more capital spending towards identified projects with rapid payback and structural projects. . New strategic projects will support key customers growth and de-emphasize our exposure to commodity markets by yielding a more differentiated portfolio. Source: PPC 17

Investor Relations Contact Investor Relations: Dunham Winoto Director, Investor Relations E-mail: IRPPC@pilgrims.com Address: 1770 Promontory Circle Greeley, CO 80634 USA Website: www.pilgrims.com 18

APPENDIX 19

Appendix: EBITDA Reconciliation “EBITDA” is defined as the sum of net income (loss) plus interest, taxes, depreciation and amortization. “Adjusted EBITDA” is calculated by adding to EBITDA certain items of expense and deducting from EBITDA certain items of income that we believe are not indicative of our ongoing operating performance consisting of: (i) income (loss) attributable to non-controlling interests, (ii) restructuring charges, (iii) reorganization items, (iv) losses on early extinguishment of debt and (v) foreign currency transaction losses (gains). EBITDA is presented because it is used by management and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results prepared in conformity with accounting principles generally accepted in the US (“GAAP”), to compare the performance of companies. We believe investors would be interested in our Adjusted EBITDA because this is how our management analyzes EBITDA. The Company also believes that Adjusted EBITDA, in combination with the Company’s financial results calculated in accordance with GAAP, provides investors with additional perspective regarding the impact of certain significant items on EBITDA and facilitates a more direct comparison of its performance with its competitors. EBITDA and Adjusted EBITDA are not measurements of financial performance under GAAP. They should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP. PILGRIM'S PRIDE CORPORATION Reconciliation of Adjusted EBITDA Thirteen Weeks Fourteen Weeks Fifty-Two Weeks Fifty-Three Weeks (Unaudited) Ended Ended Ended Ended December 30, 2018 December 31, 2017 December 30, 2018 December 31, 2017 (In thousands) Net income $ (8,227) $ 133,925 $ 246,804 $ 718,167 Add: Interest expense, net 33,765 36,738 149,001 99,453 Income tax expense (benefit) (20,944) (14,147) 85,423 263,899 Depreciation and amortization 68,207 73,167 279,657 277,792 Minus: Amortization of capitalized financing costs 1,232 2,839 5,569 5,968 EBITDA 71,569 226,844 755,316 1,353,343 Add: Foreign currency transaction losses (gains) 19,962 (159) 17,160 (2,659) Acquisition charges — 4,567 320 19,606 Restructuring charges 2,584 1,279 4,765 9,775 Other non-recurring losses and expenses 16,023 8,066 19,485 8,066 Minus: Net income (loss) attributable to noncontrolling interest (903) (412) (1,141) 102 Adjusted EBITDA $ 111,041 $ 241,009 $ 798,187 $ 1,388,029 Source: PPC. Source: PPC 20

Appendix: Reconciliation of LTM EBITDA

The summary unaudited consolidated income statement data for the twelve months ended December 30, 2018 (the LTM Period) have been calculated by summing each of the unaudited thirteen week periods within the audited fifty-two week period ended December 30, 2018.

PILGRIM'S PRIDE CORPORATION
Reconciliation of LTM Adjusted EBITDA

(Unaudited)	Thirteen Weeks Ended April 1, 2018	Thirteen Weeks Ended July 1, 2018	Thirteen Weeks Ended September 30, 2018	Thirteen Weeks Ended December 30, 2018	LTM Ended December 30, 2018
			(In thousands)		
Net income	$ 119,224	$ 106,344	$ 29,463	$ (8,227)	$ 246,804
Add:					
Interest expense, net	48,710	35,433	31,093	33,765	149,001
Income tax expense (benefit)	36,997	38,522	30,848	(20,944)	85,423
Depreciation and amortization	69,201	70,278	71,971	68,207	279,657
Minus:					
Amortization of capitalized financing costs	940	2,453	944	1,232	5,569
EBITDA	273,192	248,124	162,431	71,569	755,316
Add:					
Foreign currency transaction losses (gains)	(1,721)	5,630	(6,711)	19,962	17,160
Acquisition charges	179	125	16	—	320
Restructuring charges	789	1,135	257	2,584	4,765
Other non-recurring losses and expenses	—	3,298	164	16,023	19,485
Minus:					
Net income (loss) attributable to noncontrolling interest	(194)	(197)	153	(903)	(1,141)
Adjusted EBITDA	$ 272,633	$ 258,509	$ 156,004	$ 111,041	$ 798,187

Source: PPC

Pilgrim's All about great taste.

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Appendix: EBITDA Margin Reconciliation

EBITDA margins have been calculated by taking the relevant unaudited EBITDA figures, then dividing by Net Revenue for the applicable period.

PILGRIM'S PRIDE CORPORATION

Reconciliation of EBITDA Margin

(Unaudited)	Thirteen Weeks Ended December 30, 2018	Fourteen Weeks Ended December 31, 2017	Fifty-Two Weeks Ended December 30, 2018	Fifty-Three Weeks Ended December 31, 2017	Thirteen Weeks Ended December 30, 2018	Fourteen Weeks Ended December 31, 2017	Fifty-Two Weeks Ended December 30, 2018	Fifty-Three Weeks Ended December 31, 2017
	(In thousands)							
Net income	$ (8,227)	$ 133,925	$ 246,804	$ 718,167	(0.31)%	4.88 %	2.26 %	6.67 %
Add:								
Interest expense, net	33,765	36,738	149,001	99,453	1.27 %	1.34 %	1.36 %	0.92 %
Income tax expense (benefit)	(20,944)	(14,147)	85,423	263,899	(0.79)%	(0.52)%	0.78 %	2.45 %
Depreciation and amortization	68,207	73,167	279,657	277,792	2.57 %	2.67 %	2.56 %	2.58 %
Minus:								
Amortization of capitalized financing costs	1,232	2,839	5,569	5,968	0.05 %	0.10 %	0.05 %	0.06 %
EBITDA	71,569	226,844	755,316	1,353,343	2.69 %	8.27 %	6.91 %	12.57 %
Add:								
Foreign currency transaction losses (gains)	19,962	(159)	17,160	(2,659)	0.75 %	(0.01)%	0.16 %	(0.02)%
Acquisition charges	—	4,567	320	19,606	— %	0.17 %	— %	0.18 %
Restructuring charges	2,584	1,279	4,765	9,775	0.10 %	0.05 %	0.04 %	0.09 %
Other non-recurring losses and expenses	16,023	8,066	19,485	8,066	0.60 %	0.29 %	0.18 %	0.07 %
Minus:								
Net income (loss) attributable to noncontrolling interest	(903)	(412)	(1,141)	102	(0.03)%	(0.02)%	(0.01)%	— %
Adjusted EBITDA	$ 111,041	$ 241,009	$ 798,187	$ 1,388,029	4.18 %	8.79 %	7.30 %	12.89 %
Net Revenue	$ 2,656,789	$ 2,742,352	$ 10,937,784	$ 10,767,863	$ 2,656,789	$ 2,742,352	$ 10,937,784	$ 10,767,863

Source: PPC

Pilgrim's All about great taste.

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Appendix: Adjusted Operating Income Reconciliation A reconciliation of GAAP operating income to adjusted operating income is as follows: PILGRIM'S PRIDE CORPORATION Reconciliation of Adjusted Operating Income (Unaudited) Thirteen Weeks Fourteen Weeks Fifty-Two Weeks Fifty-Three Weeks Ended Ended Ended Ended December 30, 2018 December 31, 2017 December 30, 2018 December 31, 2017 (In thousands) GAAP operating income (U.S. operations) $ (9,579) $ 122,370 $ 291,381 $ 841,491 Administrative restructuring charges (41) 529 2,140 9,025 Acquisition charges — 4,567 320 19,606 Other non-recurring losses and expenses 14,867 8,066 14,867 8,066 Adjusted operating income (U.S. operations) $ 5,247 $ 135,532 $ 308,708 $ 878,188 Adjusted operating income margin (U.S. operations) 0.29% 7.19% 4.16% 11.80% GAAP operating income (Mexico operations) $ 17,137 $ 7,390 $ 119,649 $ 153,631 Foreign exchange — 6,100 — (13,000) Adjusted operating income (Mexico operations) $ 17,137 $ 13,490 $ 119,649 $ 140,631 Adjusted operating income margin (Mexico operations) 5.33% 4.04% 8.78% 10.59% GAAP operating income (Europe operations) $ 15,979 $ 25,231 $ 84,524 $ 77,105 Administrative restructuring charges 2,625 750 2,625 750 Other non-recurring losses and expenses 1,156 — 4,618 — Adjusted operating income (Europe operations) $ 19,760 $ 25,981 $ 91,767 $ 77,855 Adjusted operating income margin (Europe operations) 3.84% 4.97% 4.27% 3.90% Source: PPC. Source: PPC 23

Appendix: Reconciliation of Adjusted Net Income A reconciliation of net income (loss) attributable to Pilgrim's Pride Corporation per common diluted share to adjusted net income (loss) attributable to Pilgrim's Pride Corporation per common diluted share is as follows: PILGRIM'S PRIDE CORPORATION Reconciliation of Adjusted Net Income (Unaudited) Thirteen Weeks Fourteen Weeks Fifty-Two Weeks Fifty-Three Weeks Ended Ended Ended Ended December 30, December 31, December 30, December 31, 2018 2017 2018 2017 (In thousands, except per share data) Net income (loss) attributable to Pilgrim's Pride Corporation $ (7,324) $ 134,337 $ 247,945 $ 694,579 Adjustments, net of tax: Loss on early extinguishment of debt — — 12,449 113 Acquisition and restructuring charges 1,919 — 3,778 14,282 Other non-recurring losses and expenses 11,903 — 14,475 — Foreign currency transaction losses (gains) 14,829 (107) 12,748 (1,802) $ 21,327 $ 134,230 $ 291,395 $ 707,172 U.S. Tax Cuts & Jobs Act transition tax — — 26,400 — Adjusted net income (loss) $ 21,327 $ 134,230 $ 317,795 $ 707,172 Weighted average diluted shares of common stock outstanding 249,366 248,994 249,149 248,971 Adjusted net income (loss) per common diluted share $ 0.09 $ 0.54 $ 1.28 $ 2.84 Source: PPC. Source: PPC 24

Appendix: Adjusted EPS Bridge A reconciliation of GAAP to non-GAAP financial measures. Net income (loss) per share is calculated by dividing the net income (loss) attributable to Pilgrim's Pride Corporation stockholders by the weighted average number of diluted shares. PILGRIM'S PRIDE CORPORATION Reconciliation of GAAP EPS to Adjusted EPS (Unaudited) Thirteen Weeks Fourteen Weeks Fifty-Two Weeks Fifty-Three Weeks Ended Ended Ended Ended December 30, 2018 December 31, 2017 December 30, 2018 December 31, 2017 (In thousands, except per share data) GAAP EPS $ (0.03) $ 0.54 $ 1.00 $ 2.79 Adjustments, net of tax: Loss on early extinguishment of debt — — 0.05 — Acquisition and restructuring charges 0.01 — 0.02 0.06 Other non-recurring losses and expenses 0.05 — 0.05 — Foreign currency transaction losses (gains) 0.06 — 0.05 (0.01) $ 0.09 $ 0.54 $ 1.17 $ 2.84 U.S. Tax Cuts & Jobs Act transition tax — — 0.11 — Adjusted EPS $ 0.09 $ 0.54 $ 1.28 $ 2.84 Weighted average diluted shares of common stock outstanding 249,366 248,994 249,149 248,971 Source: PPC. Source: PPC 25

Appendix: Segment and Geographic Data PILGRIM'S PRIDE CORPORATION Supplementary Selected Segment and Geographic Data (Unaudited) Thirteen Weeks Fourteen Weeks Fifty-Two Weeks Fifty-Three Weeks Ended Ended Ended Ended December 30, 2018 December 31, 2017 December 30, 2018 December 31, 2017 (In thousands) Sources of net sales by country of origin: U.S. $ 1,820,952 $ 1,886,133 $ 7,425,661 $ 7,443,222 Europe 514,541 522,465 2,148,666 1,996,319 Mexico 321,296 333,754 1,363,457 1,328,322 Total net sales $ 2,656,789 $ 2,742,352 $ 10,937,784 $ 10,767,863 Sources of cost of sales by country of origin: U.S. $ 1,772,730 $ 1,691,586 $ 6,909,779 $ 6,348,411 Europe 476,844 472,016 1,977,838 1,808,139 Mexico 295,465 316,972 1,206,823 1,139,794 Elimination (98) (26) (132) (95) Total cost of sales $ 2,544,941 $ 2,480,548 $ 10,094,308 $ 9,296,249 Sources of gross profit by country of origin: U.S. $ 48,222 $ 194,549 $ 515,882 $ 1,094,811 Europe 37,697 50,446 170,828 188,180 Mexico 25,831 16,783 156,634 188,528 Elimination 98 26 132 95 Total gross profit $ 111,848 $ 261,804 $ 843,476 $ 1,471,614 Sources of operating income by country of origin: U.S. $ (9,579) $ 122,370 $ 291,381 $ 841,491 Europe 15,979 25,231 84,524 77,105 Mexico 17,137 7,390 119,649 153,631 Elimination 98 26 132 95 Total operating income $ 23,635 $ 155,017 $ 495,686 $ 1,072,322 Source: PPC. Source: PPC 26